Exhibit No. 10.1

CONVERTIBLE NOTE AND WARRANT PURCHASE AGREEMENT

This Convertible Note and Warrant Purchase Agreement (this “Agreement”) is made as of January 20, 2012, by and among EntreMed, Inc., a Delaware corporation (the “Company”), and the parties listed on the Schedule of Investors attached to this Agreement as Exhibit A (individually, an “Investor” and collectively the “Investors”).

RECITALS

WHEREAS, the Company desires to issue and sell convertible notes having an original principal amount of up to an aggregate of $10,000,000, and issue stock purchase warrants to the Investors, and the Investors desire to purchase such convertible notes and warrants, in each case, on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions set forth in this Agreement, the parties to this Agreement mutually agree as follows:

I.             PURCHASE AND SALE OF NOTES AND WARRANTS; CLOSING.

A.          Note Issuance. Subject to the terms and conditions of this Agreement, at the Closing (as defined below) the Company agrees to sell to each Investor, and each Investor severally agrees to purchase from the Company a subordinated, mandatorily convertible note, which shall be convertible into shares of the common stock, par value $0.01 of the Company (“Common Stock”), in substantially the form attached to this Agreement as Exhibit B (individually, a “Note”, and collectively, the “Notes”) in the principal amount set forth opposite such Investor’s name on Exhibit A hereto. The obligations of the Investors to purchase Notes are several and not joint.

B.           Warrant Issuance. Subject to the terms and conditions of this Agreement, the Company further agrees to issue to each Investor at the Closing a warrant, in substantially the form attached to this Agreement as Exhibit C (individually, a “Warrant”, and collectively, the “Warrants”), which will be exercisable for a number of shares of Common Stock equal to 20% of (i) the initial principal amount of the Note issued to the Investor divided by (ii) $1.15. The exercise price of the Warrants issued to each Investor shall be $1.40. The number of shares of Common Stock that the Investor shall be entitled to purchase upon Warrant exercise and the per share exercise price of the Warrant shall be subject to adjustment in the manner set forth in the Warrant.

C.           Use of Proceeds. The Company will use the proceeds from the sale of the Notes and Warrants for general corporate purposes, including additional clinical trials for ENMD-2076.

D.           Closing; Delivery. The initial sale and purchase of the Notes and Warrants shall take place in a closing (the “Closing”) to be held on January 27, 2012 at the offices of EntreMed, Inc., 9640 Medical Center Drive, Rockville, MD 20850, or at such other time and place upon which the Company and the Investors mutually agree. At the Closing, the Company will deliver to each of the Investors the respective Note and Warrant to be purchased by such Investor against receipt by the Company of the corresponding purchase price set forth on Exhibit A hereto in the form of a wire transfer of immediately available funds to the Company. Each of the Notes and Warrants will be registered in such Investor’s name in the Company’s records.

E.           Reservation of Common Stock. The Company shall reserve a sufficient number of shares of its Common Stock for issuance upon conversion of the Notes and the exercise and of the Warrants, as applicable. In connection therewith, such shares of the Company’s Common Stock shall be duly authorized and, when issued or delivered upon (x) conversion of the Notes in accordance with the terms of the Notes or (y) exercise of the Warrants in accordance with their terms, shall be validly issued, fully paid and non-assessable.

II.            Shareholder Approval.

A.           Filing of Preliminary Proxy Statement. As soon as practicable, the Company shall cause to be prepared and filed with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement (the “Preliminary Proxy Statement”) to obtain approval, in accordance with the Nasdaq Listing Rules, of the issuance of the shares of Common Stock issuable upon conversion of the Notes and exercise of the Warrants (such approval, the “Shareholder Approval”).

B.           Shareholder Meeting. Upon approval by the SEC of such Preliminary Proxy Statement or, if the SEC has not reviewed such, at the expiration of 10 calendar days from the filing of the Preliminary Proxy Statement, the Company shall file a definitive proxy statement and hold its annual meeting of shareholders no later than April 30, 2012 (the “Shareholder Meeting”) to obtain the Shareholder Approval.

III.           REPRESENTATIONS AND WARRANTIES OF THE COMPANY. Except as otherwise described in the Company’s most recent Annual Report on Form 10-K, the Company’s Quarterly Reports on Form 10-Q filed after the Company's most recent Annual Report on Form 10-K, the Company's Proxy Statement for its 2011 annual meeting of shareholders, and any of the Company's Current Reports on Form 8-K filed after the filing of the Company’s most recent Form 10-K (collectively, the “SEC Reports”), the Company hereby represents and warrants to, and covenants with, the Investor as of the date hereof, as follows:

A.           Organization. The Company is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has full power and authority to conduct its business as presently conducted and is registered or qualified to do business and in good standing in each jurisdiction in which it owns property or transacts business and where the failure to be so qualified would have a material adverse effect upon the Company and its subsidiaries as a whole or the business, financial condition, properties, operations or assets of the Company and its subsidiaries as a whole or the Company’s ability to perform its obligations under this Agreement, the Note and the Warrant to be issued to the Investor (collectively, the “Transaction Agreements”) in all material respects (“Material Adverse Effect”), and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

B.           Due Authorization. The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Transaction Agreements. The execution and delivery of the Transaction Agreements and the consummation by the Company of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action and no further action on the part of the Board of Directors or stockholders is required. Upon execution of the Transaction Agreements by the Company, the Transaction Agreements will be validly executed and delivered by the Company and will constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors' rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

C.           Valid Issuance. The shares of the Company’s Common Stock issuable upon conversion of the Notes and exercise of the Warrants (the “Conversion Stock”), when issued in compliance with the provisions of the Transaction Agreements, will be validly issued (including, without limitation, issued in compliance with applicable federal and state securities laws), fully paid and nonassessable, and will be free of any liens or encumbrances; provided, however, that the Conversion Stock may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or otherwise required by such laws at the time a transfer is proposed.

D.           No Conflict or Default. The execution and delivery of the Transaction Agreements and the sale and issuance of the Note and Warrant to be sold by the Company pursuant to this Agreement, the fulfillment of the terms of the Transaction Agreements and the consummation of the transactions contemplated thereby will not: (i) result in a conflict with or constitute a material violation of, or material default (with the passage of time or otherwise) under, (A) any bond, debenture, note, loan agreement or other evidence of indebtedness, or any material lease or contract to which the Company is a party or by which the Company or their respective properties are bound, (B) the Certificate of Incorporation, by-laws or other organizational documents of the Company, as amended, or (C) any law, administrative regulation, or existing order of any court or governmental agency, or other authority binding upon the Company or the Company's respective properties; or, (ii) result in the creation or imposition of any lien, encumbrance, claim or security interest upon any of the material assets of the Company or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company is a party or by which it is bound or to which any of the property or assets of the Company is subject, except as contemplated by the Transaction Agreements. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, governmental body or any other third-party is required for the execution and delivery of the Transaction Agreements by the Company, other than such as have been made or obtained, and except for any filings required to be made under federal or state securities laws.

E.           Legal Proceedings. There is no material legal or governmental proceeding pending, or to the knowledge of the Company, threatened, to which the Company is a party or of which the business or property of the Company is subject that is required to be disclosed and that is not so disclosed in the SEC Reports.

F.           No Violations. To the knowledge of the Company, it is not in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company, which violation, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect. The Company is not in default (and there exists no condition which, with the passage of time or otherwise, would constitute a default) in the performance of any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company is a party or by which the Company is bound, which such default would have a Material Adverse Effect upon the Company.

G.           Governmental Permits, Etc. The Company has all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department or body that are currently necessary for the operation of the business of the Company as currently conducted, except where the failure to currently possess such franchises, licenses, certificates and other authorizations is not reasonably likely to have a Material Adverse Effect.

H.           Financial Statements. The financial statements of the Company and the related notes contained in the SEC Reports present fairly and accurately in all material respects the financial position of the Company as of the dates therein indicated, and the results of its operations, cash flows and the changes in shareholders' equity for the periods therein specified, subject, in the case of unaudited financial statements for interim periods, to normal year-end audit adjustments. Such financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles (“GAAP”) applied on a consistent basis at the times and throughout the periods therein specified, except that unaudited financial statements may not contain all footnotes required by GAAP.

I.            Independent Accountants. Reznick Group, P.C., who have certified certain financial statements of the Company, and have audited the Company’s internal control over financial reporting and managements’ assessment thereof, are to the Company’s knowledge, independent registered public accountants with respect to the Company as required by the U.S. Securities Act of 1933, as amended (the “Securities Act”).

J.           Clinical Trials. The clinical, pre-clinical and other studies and tests conducted by or on behalf of or sponsored by the Company were and, if still pending, are being conducted in accordance with all statutes, laws, rules and regulations, as applicable (including, without limitation, those administered by the FDA or by any foreign, federal, state or local government or regulatory authority performing functions similar to those performed by the FDA) except where the failure to comply with such statutes, laws, rules or regulations would not result, individually or in the aggregate, in a Material Adverse Effect.

K.           No Material Adverse Change. Except as disclosed in the SEC Reports or in any press releases issued by the Company, there has not been (i) an event, circumstance or change that has had or is reasonably likely to have a Material Adverse Effect upon the Company, (ii) any obligation incurred by the Company that is material to the Company, (iii) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, or (iv) any loss or damage (whether or not insured) to the physical property of the Company which has had a Material Adverse Effect.

L.           SEC Filings. The Company has filed or furnished all reports, schedules, forms, statements and other documents with the SEC required to be filed or furnished by the Company under the Securities Act of 1933, as amended (the “Securities Act”) or the Securities Exchange Act of 1934, as amended (the “Exchange Act”) since January 1, 2010 (collectively, the “Company SEC Documents”). As of their respective filing dates, the Company SEC Documents complied as to form in all material respects with the requirements of the Securities Act and the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such Company SEC Documents, in each case as in effect at such time, and none of the Company SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

IV.           REPRESENTATIONS, WARRANTIES AND CERTAIN AGREEMENTS OF INVESTORS. Each Investor, severally and not jointly, hereby represents and warrants to, and agrees with, the Company, that:

A.           Authorization. Such Investor has full power and authority to enter into this Agreement. The Agreement, when executed and delivered by such Investor, will constitute valid and legally binding obligations of such Investor, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors' rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

B.           Purchase Entirely for Own Account. This Agreement is made with such Investor in reliance upon the Investor’s representation to the Company, which by such Investor’s execution of this Agreement, such Investor hereby confirms, that the Notes and Warrants and Conversion Stock (collectively, the “Securities”) to be acquired by such Investor will be acquired for investment for such Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, such Investor further represents that such Investor does not presently have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third Person, with respect to any of the Securities. Such Investor has not been formed for the specific purpose of acquiring the Securities.

C.           Disclosure of Information. Such Investor has had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the offering of the Securities with the Company’s management and has had an opportunity to review the Company's facilities. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 3 of this Agreement or the right of such Investor to rely thereon.

D.           Ownership Limitation. Such Investor acknowledges and agreed that, without Shareholder Approval, the Notes may not be converted, and the Warrants may not be exercised, in whole or in part, as applicable, into shares of Common Stock if such conversion would result in the Investor (either individually or as part of a “group” under the United States federal securities laws) owning, or having a right to acquire, the greater of (i) 17.50% of the outstanding shares of the Company's Common Stock or (ii) such number of shares that would cause a “change in control” under the applicable rules of the Nasdaq Stock Market. Such Investor acknowledges and agrees that if Shareholder Approval is not obtained at the Shareholder Meeting, the Investor shall be subject to the ownership limitations set forth in this Section 2.3 unless the Company holds a subsequent shareholder vote to approve the conversion of the Notes and the exercise of Warrants in full.

E.           Restricted Securities. Such Investor understands that the Securities have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Investor's representations as expressed herein. Such Investor understands that the Securities are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, such Investor must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Such Investor further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of such Investor's control, and which the Company is under no obligation and may not be able to satisfy.

F.           No Public Market. Such Investor understands that no public market now exists for the Notes and the Warrants, and that the Company has made no assurances that a public market will ever exist for the Notes and the Warrants.

G.           Rule 144. Such Investor is aware of Rule 144 under the Securities Act and the restrictions imposed thereby and further understands and agrees that so long as such Investor beneficially owns 10% or more of the Company’s then outstanding securities, the Company will deem the Investor to be an “affiliate” as defined in Rule 144(a)(1) and any transfers of the Conversion Stock by the Investor shall be subject to the limitations applicable to affiliates set forth in the Securities Act and the rules promulgated thereunder, including without limitation Rule 144.

H.           Legends. Such Investor understands that the Notes and the Warrants and Conversion Stock issued upon conversion or exercise of the Notes and the Warrants, may bear one or all of the following legends (or substantially similar legends), unless and until the Conversion Stock is registered under the Securities Act pursuant to an effective registration statement:

1.            “NEITHER THIS NOTE NOR THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. NEITHER THIS NOTE NOR THE UNDERLYING SECURITIES MAY BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE NOTE OR THE UNDERLYING SECURITIES OR AN EXEMPTION THEREFROM UNDER SUCH ACT AND UNDER ANY APPLICABLE STATE SECURITIES LAWS. THE COMPANY, IN ITS SOLE DISCRETION, SHALL HAVE THE RIGHT TO REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED IN CONNECTION WITH ANY PROPOSED TRANSFER NOR IS SUCH TRANSFER IN VIOLATION OF ANY APPLICABLE STATE SECURITIES LAWS. THIS LEGEND SHALL BE ENDORSED UPON ANY NOTE OR SECURITIES ISSUED IN EXCHANGE FOR, OR UPON CONVERSION OF, THIS NOTE.”

2.           Any legend required by the securities laws of any state to the extent such laws are applicable to the Securities represented by the certificate so legended.

I.           Accredited Investor. Such Investor is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

J.           Foreign Investors. If such Investor is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), such Investor hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Notes and the Warrants or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Notes and the Warrants, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Securities. Such Investor’s subscription and payment for and continued beneficial ownership of the Securities will not violate any applicable securities or other laws of such Investor’s jurisdiction.

K.           No General Solicitation. Neither the Investor, nor any of its officers, directors, employees, agents, stockholders or partners has either directly or indirectly, including through a broker or finder (a) engaged in any general solicitation, or (b) published any advertisement in connection with the offer and sale of the Notes and the Warrants.

V.            CONDITIONS TO CLOSING.

A.           Conditions to Investors’ Obligations. The obligations of each Investor to purchase Notes and Warrants under this Agreement are subject to the fulfillment or waiver, on or before Closing, of each of the following conditions:

1.           each of the representations and warranties of the Company contained in Section 3 shall be true and correct on and as of the applicable Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing;

2.           the Company shall have received the written agreement of Celgene, in a form reasonably satisfactory to the Investors, approving the transactions contemplated by this Agreement and agreeing to: convert all of its outstanding Series A Convertible Preferred Stock to Common Stock; waive all accrued dividends; and terminate all governance rights, effective immediately following Shareholder Approval;

3.           the Company shall have delivered a termination notice to YA Global Master SPV Ltd. in accordance with the terms of that certain Standby Equity Distribution Agreement, dated as of June 28, 2011, to terminate such agreement;

4.           the Investors have, in the aggregate, purchased a minimum of $8 million in Notes and Warrants;

5.            the Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the applicable Closing and shall have obtained all approvals, consents and qualifications necessary to complete the issuance and sale of Notes and Warrants described herein; and

6.           there shall not have been any Event of Default (as defined in the Notes) nor shall there exist any state of facts or condition that with or without the passage of time or giving of notice would constitute an Event of Default.

B.           Condition to Company’s Obligations. The obligations of the Company to each Investor under this Agreement are subject to the fulfillment or waiver, on or before Closing, of each of the following conditions:

1.           each of the representations and warranties of such Investor contained in Section 4 shall be true and correct on the date of the Closing;

2.           the Investors have, in the aggregate, purchased a minimum of $8 million in Notes and Warrants;

3.           such Investor shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein; and

4.            such Investor shall have transferred to the Company, by wire payment in immediately available funds, the purchase price for the Notes and Warrants issued to it, in the respective amount indicated on Exhibit A hereto opposite the name of such Investor.

VI.           COVENANTS.

A.           Registration Rights.

1.            Registration. Subject to the terms and upon the conditions of this Agreement, the Company covenants and agrees that as promptly as practicable after (and in any event no more than ninety (90) days after) Shareholder Approval, the Company shall have prepared and filed with the SEC a Shelf Registration Statement covering the resale of all of the Registrable Securities. The Company shall use reasonable best efforts to cause such Shelf Registration Statement to be declared or become effective as soon as practicable and to keep such Shelf Registration Statement continuously effective and in compliance with the Securities Act and usable for resale of such Registrable Securities until the date that is six months from the Closing. The Company shall register the resale of the Registrable Securities on Form S-3 or such other form it is eligible to use, and shall be effected by means of an offering to be made on a continuous basis under the Securities Act (a “Shelf Registration Statement”) in accordance with the methods and distribution set forth in the Shelf Registration Statement and Rule 415.

2.           Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance hereunder shall be borne by the Company. Each Holder shall pay any Selling Expenses incurred in connection with the sale of any Common Stock sold pursuant to the Shelf Registration Statement.

3.           Indemnification. The Company agrees to indemnify each Holder and, if a Holder is a person other than an individual, such Holder’s officers, directors, employees, agents, representatives and Affiliates, and each Person, if any, that controls a Holder within the meaning of the Securities Act (each, an “Indemnitee”), against any and all Losses, joint or several, arising out of or based upon any untrue statement or alleged untrue statement of material fact contained in any registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto or any documents incorporated therein by reference or contained in any free writing prospectus (as such term is defined in Rule 405) prepared by the Company or authorized by it in writing for use by such Holder (or any amendment or supplement thereto), or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however that the Company shall not be liable to such Indemnitee in any such case to the extent that any such Loss is based solely upon an untrue statement or omission made in such registration statement, including any such preliminary prospectus or final prospectus contained therein or any such amendments or supplements thereto or contained in any free writing prospectus (as such term is defined in Rule 405) prepared by the Company or authorized by it in writing for use by such Holder (or any amendment or supplement thereto), in reliance upon and in conformity with information regarding such Indemnitee or its plan of distribution or ownership interests which was furnished in writing to the Company by such Indemnitee expressly for use in connection with such registration statement, including any such preliminary prospectus or final prospectus contained therein or any such amendments or supplements thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnitee and shall survive the transfer of the Registrable Securities by the Holders.

4.           Assignment of Registration Rights. The rights of each Investor to registration of Registrable Securities pursuant to this Agreement may not be assigned by the Investor to a transferee or assignee of Registrable Securities without the prior written consent of the Company.

5.           Rule 144 Reporting. With a view to making available to the Investor and Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its reasonable best efforts to:

(i)           make and keep adequate current public information with respect to the Company available, as those terms are understood and defined in Rule 144(c)(1) or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of this Agreement;

(ii)           so long as the Investor or a Holder owns any Registrable Securities, furnish to the Investor or such Holder forthwith upon request: (A) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 under the Securities Act, and of the Exchange Act; (B) a copy of the most recent annual or quarterly report of the Company; and (C) such other reports and documents as the Investor or Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration; and

(iii)           to take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act.

6.            As used in this Section 6.1, the following terms shall have the following respective meanings:

(i)            “Holder” means the Investor and any other holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with Section 6.1(d) hereof.

(ii)            “Loss or Losses” means any and all losses, damages, reasonable costs, reasonable expenses (including reasonable attorneys’ fees and disbursements), liabilities, settlement payments, awards, judgments, fines, obligations, claims, and deficiencies of any kind, excluding special, consequential, exemplary and punitive damage.

(iii)            “Register,” “registered” and “registration” shall refer to a registration effected by preparing and (A) filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of effectiveness of such registration statement or (B) filing a prospectus and/or prospectus supplement in respect of an appropriate effective registration statement.

(iv)            “Registrable Securities” means (A) all Conversion Stock held by the Holders from time to time and (B) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in clause (A) by way of conversion, exercise or exchange thereof or stock dividend or stock split or in connection with a combination of shares, recapitalization, reclassification, merger, amalgamation, arrangement, consolidation or other reorganization, provided that, once issued, such securities shall cease to be Registrable Securities (1) when they are sold pursuant to an effective registration statement under the Securities Act, (2) upon the date at which all Registrable Securities may be sold without restriction under Rule 144, (3) when they shall have ceased to be outstanding, or (4) when they have been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of the securities. No Registrable Securities may be registered under more than one registration statement at one time.

(v)            “Registration Expenses” means all expenses incurred by the Company in effecting any registration pursuant to this Agreement (whether or not any registration or prospectus becomes effective or final) or otherwise complying with its obligations under this Section 6.1, including, without limitation, all registration, filing and listing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expenses of the Company’s independent accountants in connection with any regular or special reviews or audits incident to or required by any such registration, but shall not include Selling Expenses and the compensation of regular employees of the Company, which shall be paid in any event by the Company.

(vi)            “Rule 144,” “Rule 405” and “Rule 415” mean, in each case, such rule promulgated under the Securities Act (or any successor provision), as the same shall be amended from time to time.

(vii)            “Selling Expenses” means all discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder.

B.            Board Representation Rights.

1.           Appointment of Investor Designees. Immediately following the Closing, each of Emerging Technology Partners, LLC (“ETP”) and IDG-Accel (“IDG” and together with ETP, the “Lead Investors”) shall be entitled to designate one Investor Designee (as defined below) to the Company’s Board of Directors, as provided herein. In the event ETP or IDG declines to designate an Investor Designee, the other shall have the right to designate a second Investor Designee. The Company’s Board of Directors shall by written consent or meeting appoint the Investor Designee(s) to the Company’s Board of Directors, effective upon the Closing. For purposes of this Section 6.2, “Investor Designees” shall mean the maximum number of directors that may be appointed under Nasdaq Stock market listing rules (the “Listing Rules”) in connection with this Agreement and the transactions contemplated hereby. If the Investor’s ownership of Securities decreases at any time (as measured in the aggregate number of shares of Conversion Stock issuable to all Investors party hereto), the number of Investor Designees shall decrease ratably such that the percentage of the Board of Directors represented by the Investors Designees shall not exceed the Investors’ proportionate percentage equity ownership in the Company. For the avoidance of doubt, the maximum number of Investor Designees that may be nominated by the Lead Investors at any time shall be equal to the product, rounded up to the nearest whole number, of (i) the Investor’s aggregate ownership percentage of Securities (on an as-converted basis), as of such date, multiplied by (ii) the total number of directors on the Board of Directors (which total number of directors includes the proposed Investor Designees).

2.           Nomination of Investor Designees. Any Investor Designee (including any successor designee pursuant to Subsection 6.2(d) below) shall be nominated by the Board of Directors (or a committee thereof) for election at the annual meeting of stockholders at which such Investor’s Designee’s term will expire. Unless otherwise agreed by the Board of Directors, each Investor Designee (other than an employee of the Company) shall comply with the independence requirements of the Listing Rules. At least sixty (60) days prior to any such annual meeting at or by which directors are to be elected, the Lead Investors shall notify the Company in writing of the Investor Designee(s) to be nominated for election as a director. The Company shall disclose in its proxy the nominated Investor Designee(s). In the absence of any such notification, it shall be presumed that the Lead Investor’s then incumbent Investor Designee(s) has been renominated as its Investor Designee(s). The rights provided under this Section 6.2 are the exclusive rights of the Lead Investors and are not transferable.

3.           Restrictions on Investor Designees. The Investor Designees (i) shall be bound by confidentiality obligations with respect to the Company and its business to the same extent as are other directors of the Company and as is the Investor pursuant to this Agreement; and (ii) if deemed necessary by a determination of the Chairman of the Board or a vote of the majority of the independent members of the Board, shall not participate in any Board deliberations or action (including, but not limited to, Board presentations or discussions), or receive Board information, relating to any matter to which the Investor is either directly or indirectly involved or has any interest that is competing or inconsistent with the interests of the Company. The Investor agrees to cause the Investor Designees (and each successor) to comply with the obligations in clause (i) of the preceding sentence for the benefit of the Company and its successors.

4.           Successor Designees. If an Investor Designee shall cease to serve as a director for any reason, the Company’s Board of Directors shall appoint and elect a replacement director to serve out the remaining term of the existing director upon written notice to the Company by the Investor. The Lead Investors may designate a nominee to succeed any such resigning Investor Designee, and the Nominating and Corporate Governance Committee shall consider such nominee for nomination to the Board of Directors.

5.           Indemnification Agreement. The Company shall provide each Investor Designee (or successor Investor Designee) serving on the Board of Directors with the same indemnification rights currently granted, or such rights as may be amended from time to time, as provided to all other members of the Board of Directors.

6.           Observer Rights. In lieu of an Investor Designee, IDG and ETP may each instead elect to designate an observer to the Board of Directors (each such observer, an “Investor Observer”).  Such Investor Observer may attend, in person, as an observer, all meetings held in person and participate in telephonic meetings of the Board of Directors of the Company, provided that such Investor Observer shall not be entitled to vote on any matter brought to a vote at any such meeting.  The Company reserves the right to withhold any information and to exclude such Investor Observer from any meeting, or any portion thereof, as is reasonably determined by the Chairman of the Board or a majority of the members of the Board of Directors or any committee thereof (in the case of committee meetings) to be necessary for purposes of confidentiality, competitive factors, attorney-client privilege or other reasonable purposes (at the sole discretion of the Chairman of the Board or a majority of the members of the Board of Directors or a majority of the members of any committee, with respect to a meeting of such committee, as applicable).

C.           Standstill Period. During the period from the Closing until the Shareholders Meeting, the Company will not, directly or indirectly, offer, sell, grant any option to purchase (except for employee and director stock options and/or stock bonuses), or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) (i) any equity or equity equivalent securities, including without limitation any debt, preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for common stock, or (ii) incur any additional indebtedness other than in the ordinary course of business in a manner consistent with past practice.

D.           Liquidated Damages. The Company understands that failure to obtain Shareholder Approval at the Shareholder Meeting (including any postponement or adjournment thereof) could result in an economic loss to the Investors. As compensation to the Investors for such loss, the Company agrees to pay (as liquidated damages and not as a penalty) an aggregate amount of $1,200,000, on a pro-rata basis to each Investor based upon the amount invested by such Investor, within twenty Business Days of the Shareholder Meeting, and all Notes shall remain outstanding following payment of such liquidated damages (and for the avoidance of doubt, interest shall continue to accrue on such Notes until the Maturity Date). Such liquidated damages shall be the sole and exclusive remedy available to the Investors in the event that Shareholder Approval is not obtained at the Shareholder Meeting, except in a circumstance where the Company has otherwise intentionally breached its obligations under this Agreement.

VII.          GENERAL PROVISIONS.

A.           Survival of Warranties. The representations, warranties and covenants of the Company and the Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement for a period of one year.

B.           Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.

C.           Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement and the other Transaction Agreements shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. The parties irrevocably submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York located in the borough of Manhattan in the City of New York, or if such court does not have jurisdiction, the Supreme Court of the State of New York, New York County, for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby (such courts, the “New York Courts”). Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and the other Transaction Agreements and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE OTHER TRANSACTION AGREEMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. If either party shall commence an action or proceeding to enforce any provisions of this Agreement and the other Transaction Agreements, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorney's fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

D.           Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including .pdf) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

E.           Headings. The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs, exhibits and schedules shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits attached hereto, which exhibits are incorporated herein by this reference.

F.           Notices. Any notice, request, instruction or other document to be given hereunder by any party to the other will be in writing and will be deemed to have been duly given (a) on the date of delivery if delivered personally or by telecopy or facsimile, upon confirmation of receipt, (b) on the first Business Day following the date of dispatch if delivered by a recognized next-day courier service, or (c) on the third Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice.

if to the Company:

9640 Medical Center Drive

Rockville, Maryland 20850

Attention:   General Counsel & Secretary

Facsimile:  240.864.2601

With a copy to (which shall not constitute notice):

Richard E. Baltz

Arnold & Porter LLP

555 12th St., N.W.

Washington, D.C.  20004

Facsimile:  202.942.5999

If to the Investor:

At the address provided to the Company by the Investor

G.           Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance) only with the written consent of the Company and each Investor. Any amendment or waiver effected in accordance with this Section 7.8 shall be binding upon each Investor and the Company.

H.           Separability of Agreements; Severability of this Agreement. The Company’s agreement with each of the Investors is a separate agreement and the sale of the Notes and Warrants to each of the Investors is a separate sale. Unless otherwise expressly provided herein, the rights of each Investor hereunder are several rights, not rights jointly held with any of the other Investors. Any invalidity, illegality or limitation on the enforceability of the Agreement or any part thereof, by any Investor whether arising by reason of the law of the respective Investor’s domicile or otherwise, shall in no way affect or impair the validity, legality or enforceability of this Agreement with respect to other Investors. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

I.           Entire Agreement. This Agreement, together with all exhibits and schedules hereto, and the other Transaction Agreements constitute the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings duties or obligations between the parties with respect to the subject matter hereof.

J.           Further Assurances. From and after the date of this Agreement, upon the request of any Investor or the Company, the Company and the Investors shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement and the other Transaction Agreements.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW]

In Witness Whereof, the parties hereto have executed this Agreement as of the date first above written.

ENTREMED, INC.

By:	/s/ Michael M. Tarnow
Name: Michael M. Tarnow
Title: Executive Chairman

INVESTORS:

By:

Name: ____________________

Title: _____________________

EXHIBIT A

Schedule of Investors

EXHIBIT B

Form of Subordinated Mandatorily Convertible Note

NEITHER THIS NOTE NOR THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. NEITHER THIS NOTE NOR THE UNDERLYING SECURITIES MAY BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE NOTE OR THE UNDERLYING SECURITIES OR AN EXEMPTION THEREFROM UNDER SUCH ACT AND UNDER ANY APPLICABLE STATE SECURITIES LAWS. THE COMPANY, IN ITS SOLE DISCRETION, SHALL HAVE THE RIGHT TO REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED IN CONNECTION WITH ANY PROPOSED TRANSFER NOR IS SUCH TRANSFER IN VIOLATION OF ANY APPLICABLE STATE SECURITIES LAWS. THIS LEGEND SHALL BE ENDORSED UPON ANY NOTE OR SECURITIES ISSUED IN EXCHANGE FOR, OR UPON CONVERSION OF, THIS NOTE.

THIS OBLIGATION IS UNSECURED AND IS SUBORDINATE IN RIGHT OF PAYMENT TO ALL SENIOR DEBT OF THE COMPANY, WHETHER NOW EXISTING OR HEREAFTER CREATED.

ENTREMED, INC.

SUBORDINATED MANDATORILY CONVERTIBLE NOTE

Note No. [●]

$[●]

January [●], 2012

Rockville, MD

FOR VALUE RECEIVED, EntreMed, Inc., a Delaware corporation (the “Company”), promises to pay to __________, or its registered assigns (the “Holder”), in lawful money of the United States of America, subject to the conversion provisions of this Note pursuant to Section 3 below, the principal sum of ____________ Dollars ($_________), or such lesser amount as shall equal the outstanding principal amount hereof, together with interest from the date of this Note on the unpaid principal balance at a rate equal to six percent (6%) per annum, computed on the basis of the actual number of days elapsed and a year of 360 days. All unpaid principal, together with any then unpaid and accrued interest, shall be due and payable on August 31, 2012 (the “Maturity Date”).

This Note was issued pursuant to the terms of that certain Convertible Note and Warrant Purchase Agreement by and among the Company, the Holder and the Investors listed on Exhibit A thereto, dated as of January 20, 2012, as such may be amended or supplemented from time to time (the “Purchase Agreement”). Capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Purchase Agreement. This Note and the Holder are subject to certain restrictions, and are entitled to certain rights and privileges, set forth in the Purchase Agreement.

The following is a statement of the rights of the Holder and the conditions to which this Note is subject and to which the Holder, by the acceptance of this Note, agrees:

1.            Definitions. As used in this Note, the following capitalized terms have the following meanings:

(a)             “Business Day” shall mean any day other than a Saturday or Sunday or other day on which the Nasdaq Stock Market is permitted or required by law to close.

(b)             “Common Stock” shall mean the Company's common stock, par value $0.01 per share, of the Company and stock of any other class of securities into which such securities may hereafter have been reclassified or changed into.

(c)             “Conversion Price” shall mean $1.15, subject to adjustment as provided pursuant to Section 5 below.

(d)             “Event of Default” has the meaning given in Section 5 hereof.

(e)             “Obligations” shall mean and include all loans, advances, debts, liabilities and obligations, howsoever arising, owed by the Company to the Holder of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), now existing or hereafter arising under or pursuant to the terms of this Note, including all interest, fees, charges, expenses, attorneys' fees and costs and accountants' fees and costs chargeable to and payable by the Company hereunder and thereunder, in each case, whether direct or indirect, absolute or contingent, due or to become due, and whether or not arising after the commencement of a proceeding under Title 11 of the United States Code (11 U. S. C. Section 101 et seq.), as amended from time to time (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding.

(f)             “Person” shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, a limited liability company, an unincorporated association, a joint venture or other entity or governmental authority.

(g)             “Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

2.            Interest Payments. Unless the Note is converted in accordance with Section 3 hereof, accrued interest on this Note shall be payable on the Maturity Date.

3.            Conversion Rights.

(a)            Upon Shareholder Approval, this Note shall automatically convert on the next Business Day into shares of Common Stock. The number of shares of Common Stock issuable upon conversion of this Note under this Section 3(a) shall equal (i) the outstanding amount of principal and accrued interest due under this Note as of the date of conversion, divided by (ii) the Conversion Price.

(b)            Subject to the limitations set forth in Section 3(f), the principal balance and accrued interest due on this Note, in whole or in part, may be converted at any time prior to the Maturity Date at the option of the Holder into shares of Common Stock. The number of shares of Common Stock issuable upon conversion of this Note under this Section 3(a) shall equal (i) the outstanding amount of principal and accrued interest due under this Note that the Holder elects to convert, divided by (ii) the Conversion Price.

(c)            Upon conversion of this Note pursuant to Section 3(a), the applicable amount of outstanding principal and accrued interest of the Note shall be converted without any further action by the Holder and whether or not the Note is surrendered to the Company or its transfer agent. In order to exercise the conversion privilege pursuant to Section 3(b), the Holder shall surrender this Note to the Company, accompanied by written notice of conversion in the form attached hereto as Exhibit A (or such other notice as is acceptable to the Company) that the Holder elects to convert this Note. At the effective time of any conversion, the rights of the Holder as a holder of this Note shall cease (except with respect to the right of the Holder to receive a new note of like tenor for the unconverted principal amount of this Note if the Holder has elected pursuant to Section 3(b) to convert only a portion of the outstanding principal amount of this Note), and the person(s) or entity(ies) entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time. Upon a conversion pursuant to Section 3, the Company shall instruct its transfer agent to issue the shares of Common Stock issuable upon conversion in book-entry form pursuant to instructions provided by the Holder to the Company. If the Holder has elected to convert only a portion of the principal amount outstanding on this Note, the Company shall also issue to the Holder a new Note of like tenor representing the balance of the unconverted principal portion of this Note.

(d)            Upon the conversion of all amounts due Holder in accordance with this terms of this Note, this Note shall be cancelled and no further amounts shall be due hereunder. Any full or partial conversion by the Holder shall have no impact on the Warrant issued pursuant to the Purchase Agreement concurrently herewith.

(e)            The Company shall not issue fractional shares upon conversion of the Note but shall pay in cash the portion of the amount of this Note that cannot be converted into a whole share.

(f)            Notwithstanding anything in this Note to the contrary, without Shareholder Approval, the Note may not be converted in whole or in part, as applicable, into shares of Common Stock if such conversion would result in the Holder (either individually or as part of a group) owning, or having a right to acquire, the greater of (i) 17.50% of the outstanding shares of the Company's Common Stock or (ii) such number of shares that would cause a “change in control” under the applicable rules of the Nasdaq Stock Market. The Holder acknowledges and agrees that if Shareholder Approval is not obtained at the Shareholder Meeting, the Holder shall be subject to the ownership limitations set forth in this Section 3(f).

(g)            Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Note, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of this Note, if mutilated, the Company shall execute and deliver to the Holder a new Note identical in all respects to this Note.

(h)            Without the prior written consent of such Holder, neither the principal amount nor any interest accrued on this Note may be prepaid by the Company.

4.            Certain Adjustments; Notice of Certain Events.

(a)            Stock Dividends and Splits. If the Company, at any time while this Note is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Note), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Note shall be proportionately adjusted such that the aggregate Conversion Price of this Note shall remain unchanged. Any adjustment made pursuant to this Section 4(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(b)            Calculations. All calculations under this Section 4 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

(c)            Notice to Holders. If (A) the Company shall declare a dividend (or any other distribution) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock or a Sale of the Company; or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Company's note register, at least ten (10) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, Sale of the Company or liquidation, dissolution or winding up of the Company is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, Sale of the Company or liquidation, dissolution or winding up of the Company; provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. If this Note is converted in connection with a Sale of the Company, such conversion will be made contingent upon the consummation of the Sale of the Company.

5.            Events of Default. The occurrence of any of the following shall constitute an “Event of Default” under this Note:

(a)            Failure to Pay. The Company shall fail to pay when due any principal or interest payment on the due date hereunder and such payment shall not have been made within five (5) days of the Company's receipt of written notice to the Company of such failure to pay;

(b)            Voluntary Bankruptcy or Insolvency Proceedings. The Company shall (i) apply for or consent to the appointment of a receiver for itself, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated, (v) become insolvent (as such term may be defined or interpreted under any applicable statute), (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vii) take any action for the purpose of effecting any of the foregoing; or

(c)            Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver for the Company, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced, and an order for relief entered or such proceeding shall not be dismissed or discharged within thirty (30) days of commencement.

6.            Rights of Holder upon Default. Upon the occurrence of, and during the continuation of, an Event of Default, any accrued but unpaid interest shall be capitalized into the principal amount then outstanding. Upon the occurrence or existence of any Event of Default described in Section 5, all outstanding Obligations payable by the Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived.

7.            Successors and Assigns. Subject to the restrictions on transfer described in Sections 9 and 10 below, the rights and obligations of the Company and the Holder shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

8.            Waiver and Amendment. Any provision of this Note may be amended, waived or modified upon the written consent of the Company and the Holder.

9.          Transfer of this Note. With respect to any offer, sale or other disposition of this Note, the Holder will give written notice to the Company prior thereto, describing briefly the manner thereof, together with (unless waived by the Company) a written opinion of the Holder's counsel, or other evidence if reasonably satisfactory to the Company, to the effect that such offer, sale or other distribution may be effected without registration or qualification (under any federal or state law then in effect). Upon receiving such written notice and reasonably satisfactory opinion, if so requested, or other evidence, the Company, as promptly as practicable, shall notify the Holder that the Holder may sell or otherwise dispose of this Note, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 9 that the opinion of counsel for the Holder, or other evidence, is not reasonably satisfactory to the Company, the Company shall so notify the Holder promptly after such determination has been made. Each Note thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act, unless in the opinion of counsel for the Company either such legend is not required in order to ensure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions. Subject to the foregoing, transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of the Company. Prior to presentation of this Note for registration of transfer, the Company shall treat the registered holder hereof as the owner and holder of this Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue, and the Company shall not be affected by notice to the contrary. Notwithstanding anything in this Section 9 to the contrary, no opinion of counsel shall be required with respect to any transfer by a Holder to its officers, directors, partners, members, other affiliates or members of the Holder's immediate family or a trust for the benefit of members of the Holder's immediate family.

10.         Assignment by the Company. Neither this Note nor any of the rights, interests or Obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by the Company without the prior written consent of the Holder.

11.         Notices. Any notice, request, instruction or other document to be given hereunder by any party to the other will be in writing and will be deemed to have been duly given (a) on the date of delivery if delivered personally or by telecopy or facsimile, upon confirmation of receipt, (b) on the first Business Day following the date of dispatch if delivered by a recognized next-day courier service, or (c) on the third Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered as set forth in Section 7.6 of the Purchase Agreement.

12.         Waivers. The Company hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument.

13.         No Stockholder Rights. Nothing contained in this Note shall be construed as conferring upon the Holder or any other person the right to vote or to consent or to receive notice as a stockholder of the Company.

14.         Remedies Cumulative. The remedies of the Holder as provided herein and in any other documents governing or securing repayment hereof shall be cumulative and concurrent and may be pursued singly, successively or together, at the sole discretion of the Holder, to the extent provided herein and in the Purchase Agreement and may be exercised as often as occasion therefor shall arise. No act or omission of the Holder, including specifically, but without limitation, any failure to exercise any right, remedy or recourse, shall be effective as a waiver of any right of the Holder hereunder, unless set forth in a written document executed by the Holder, and then only to the extent specifically recited therein. A waiver or release with reference to one (1) event shall not be construed as continuing, as a bar to, or as a waiver or release of any subsequent right, remedy or recourse as to any subsequent event.

15.         Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with Section 7.3 of the Purchase Agreement.

The Company has caused this Note to be issued as of the date first written above.

ENTREMED, INC.

By:
Name:
Title:

Exhibit A

Form of Conversion Notice

To: EntreMed, Inc.

The undersigned registered owner of this Note hereby exercises the option to convert $__________ of the outstanding principal amount of this Note into shares of Common Stock, in accordance with the terms of this Note, and directs that the check in payment of the cash deliverable upon such conversion for fractional shares be issued and delivered to the registered holder hereof unless a different name has been indicated below and, if applicable, that a new note of like tenor representing the unconverted portion of the principal amount of the Note be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares or a new note are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.  Any amount required to be paid to the undersigned on account of interest accompanies this Note.

Fill in for registration of shares (please print name and address):

___________________________________ ___________________________________

Name Social Security or other

Taxpayer Identification Number

____________________________________

Street Address

_____________________________________

City, State and Zip Code

Date: __________________ Signature(s): _______________________________

_______________________________

(must correspond with the name  as written upon the face of the Note in every particular without alteration or enlargement or any change whatever)

Fill in for registration of shares of Common Stock (and a new note representing the unconverted portion of the converted Note, if applicable) if to be delivered other than to and in the name of the registered holder of the Note (please print name and address).

Name

(Address)	Signature Guarantee*
*Signature(s) must be guaranteed by a participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Company).
(City, State and Zip Code )

EXHIBIT C

entremed, inc.

FORM OF

COMMON STOCK PURCHASE WARRANT

Warrant Shares: [___]	Issue Date: January ___, 2012

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, [Name of Investor] (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after 90 days following Shareholder Approval, or if Shareholder Approval is not obtained, 90 days after the date of the Shareholder Meeting (the “Initial Exercise Date”) and on or prior to the close of business on the fifth anniversary of the Initial Exercise Date (the “Termination Date”) but not thereafter, to subscribe for and purchase from EntreMed, Inc., a Delaware corporation (the “Company”), up to [____] shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) issuable upon exercise of this Warrant (the “Warrant Shares”).

Section 1.              Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Convertible Note and Warrant Purchase Agreement (the “Purchase Agreement”), dated January 20, 2012, by and among the Company and the investors signatory thereto.

Section 2.               Exercise.

a)             Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company) of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto; and, within three Trading Days of the date said Notice of Exercise is delivered to the Company, the Company shall have received payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer or cashier’s check drawn on a United States bank. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three Trading Days of the date the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise Form within 1 Business Day of receipt of such notice. In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof. As used in this Warrant, “Trading Day” means a day on which the Common Stock is traded on any of the Nasdaq Stock Market, or if the Common Stock is not traded on the Nasdaq Stock Market, the OTC Bulletin Board.

b)              Limitations on Exercise. Notwithstanding anything in this Warrant to the contrary, without Shareholder Approval, the Warrant may not be exercised in whole or in part, as applicable, if such exercise would result in the Holder (either individually or as part of a group) owning, or having a right to acquire the greater of (i) 17.50% of the outstanding shares of the Company's Common Stock or (ii) such number of shares that would cause a “change in control” under the applicable rules of the Nasdaq Stock Market. The Holder acknowledges and agrees that if Shareholder Approval is not obtained at the Shareholder Meeting, the Holder shall be subject to the ownership limitations set forth in this Section 2(b).

c)              Exercise Price. The exercise price per share of the Common Stock under this Warrant shall be $1.40, subject to adjustment hereunder (the “Exercise Price”).

d)              Mechanics of Exercise.

i.            Delivery of Certificates Upon Exercise. Shares purchased hereunder shall be transmitted by the Company’s transfer agent to the Holder by crediting the account of the Holder’s prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission (“DWAC”) system if the Company is then a participant in such system, or, if requested by the Holder, by physical delivery of a stock certificate to the address specified by the Holder in the Notice of Exercise by the date that is three (3) Trading Days after the latest of (A) the delivery to the Company of the Notice of Exercise Form, (B) surrender of this Warrant (if required) and (C) payment of the aggregate Exercise Price as set forth above (such date, the “Warrant Share Delivery Date”). This Warrant shall be deemed to have been exercised on the first date on which all of the foregoing have been delivered to the Company. The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised, with payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 2(d)(vi) prior to the issuance of such shares, having been paid.

ii.         Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii.         No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

iv.         Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

v.           Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

Section 3.              Certain Adjustments.

a)             Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b)         Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

c)         Notice to Holder.

i.            Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to this Section 3, the Company shall promptly mail to the Holder a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

ii.         Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Warrant Register of the Company, concurrently with any notice provided to holders of the Company’s Common Stock or filed with the Commission, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

Section 4.               Transfer of Warrant.

a)              Transferability. This Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with (i) a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer and (ii) any other documents or certificates reasonably requested by the Company to effect such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b)              New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the initial issuance date set forth on the first page of this Warrant and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

c)              Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

Section 5.                Miscellaneous.

a)              No Rights as Stockholder Until Exercise. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2.

b)              Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c)              Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then, such action may be taken or such right may be exercised on the next succeeding Business Day.

d)              Authorized Shares; Noncircumvention.

The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the trading market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable.

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e)             Governing Law. This Warrant shall be governed by and construed in accordance with Section 7.3 of the Purchase Agreement.

f)              Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder’s rights, powers or remedies.

g)             Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

h)             Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

i)               Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

j)              Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

k)              Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

l)              Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

ENTREMED, INC.

By:
Name:
Title:

NOTICE OF EXERCISE

To: entremed, inc.

(1)         The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any. Payment shall take the form of in lawful money of the United States, by wire transfer of immediately available funds or by check.

(2)         Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_______________________________

The Warrant Shares shall be delivered to the following DWAC Account Number or by physical delivery of a certificate to:

_______________________________

_______________________________

_______________________________

[SIGNATURE OF HOLDER]

Name of Investing Entity: ________________________________________________________________________

Signature of Authorized Signatory of Investing Entity: _________________________________________________

Name of Authorized Signatory: ___________________________________________________________________

Title of Authorized Signatory: ____________________________________________________________________

Date: ________________________________________________________________________________________

ASSIGNMENT FORM

(To assign the foregoing warrant, execute
this form and supply required information.
Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, [____] all of or [_______] shares of the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

_______________________________________________________________.

_______________________________________________________________

Dated: ______________, _______

Holder’s Signature:

Holder’s Address:

Signature Guaranteed: ___________________________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.